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                                                                    EXHIBIT 3.49

                         [COMMONWEALTH OF PENNSYLVANIA
                           DEPARTMENT OF STATE SEAL]


                          CERTIFICATE OF INCORPORATION


                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:


WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                     GREATER PHILLY NO. 2. HOLDING COMPANY

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.
         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     GIVEN under my Hand and the Great Seal of the Commonwealth,
                           at the City of Harrisburg, this      19th       day
        [SEAL]             of          November             in the year of our
                           Lord one thousand nine hundred and eighty-two and of the Commonwealth the two hundred seventh


                                          /s/ William R. Davis
                           ---------------------------------------------------
                                      Secretary of the Commonwealth



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
                                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
          ARTICLES OF INCORPORATION              [X] DOMESTIC BUSINESS CORPORATION
                                                                                                  FEE
                                                 [ ] DOMESTIC BUSINESS CORPORATION                $75.00
        COMMONWEALTH OF PENNSYLVANIA                 A CLOSE CORPORATION - COMPLETE BACK
   DEPARTMENT OF STATE - CORPORATION BUREAU
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120  [ ] DOMESTIC PROFESSIONAL CORPORATION
                                                     ENTER BOARD LICENSE NO.
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
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010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
15 P.S. 2908 B)
          Greater Philly No. 2 Holding Company
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
 123 South Broad Street, c/o C T Corporation System
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012 CITY             033 COUNTY               013 STATE            064 ZIP CODE
Philadelphia        Philadelphia             Pennsylvania              19109
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION
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         to own and operate health club facilities; to own the securities of corporations owning and operating health club facilities in the State of Pennsylvania; and to do any and all acts incidental thereto permitted under the laws of the State of Pennsylvania.




(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which
the Corporation Shall have Authority to Issue:

040 Number and       041 Stated Par Value        042 Total           031 Term
Class of Shares      Per Share If Any        Authorized Capital    of Existence

  1000 Common             $1.00                   1,000             perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each Incorporator

                  061, 062,                                       Number & Class
060 Name          063, 064 Address (Street, City, State, Zip Code)   of Shares
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H. Robert Jochem  300 East Joppa Road, Towson, MD  21204            100 Common
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                   (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
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IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE
ARTICLES OF INCORPORATION THIS 15th DAY OF November 1982.


                                        /s/ H. Robert Jochem
----------------------------------      ---------------------------------------
                                        H. ROBERT JOCHEM

----------------------------------      ---------------------------------------
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                            - FOR OFFICE USE ONLY -
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
030 FILED                        002 CODE          003 REV BOX     SEQUENTIAL NO.   100 MICROFILM NUMBER
  NOV 19 1982                    Aib                                  124945
                                 --------------
                                 REVIEWED BY       -----------     --------------   --------------------------
                                 bb                004 SICC           AMOUNT        001 CORPORATION NUMBER
                                 --------------
/s/ William R. Davis             DATE APPROVED                         $ 75
                                 NOV 22 1982       -----------     --------------   --------------------------
                                 --------------
                                 DATE REJECTED     CERTIFY TO      INPUT BY         LOG IN    LOG IN (REFILE)
                                                   [X] REV.
                                 --------------    [X] L & I       --------------   --------------------------
SECRETARY OF THE COMMONWEALTH    MAILED BY DATE    [ ] OTHER       VERIFIED BY      LOG OUT   LOG OUT (REFILE)
     DEPARTMENT OF STATE
 COMMONWEALTH OF PENNSYLVANIA
    (PA. - 1343 - 2/23/82)
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